                            SCHEDULE 14A INFORMATION

                       Proxy Statement Pursuant to Section
                  14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x] Preliminary Proxy Statement               [ ] Confidential, For Use of the
[ ] Definitive Proxy Statement                    Commission Only (as permitted
[ ] Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ] Soliciting Material Under Rule 14a-12


                                Fifth Third Funds
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263
                (Name of Registrant as Specified in its Charter)

                              Alan G. Priest, Esq.
                                  Ropes & Gray
                               One Franklin Square
                       1301 K Street, N.W., Ste. 800 East
                             Washington, D.C. 20005

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

     (2)  Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined).: N/A

     (4)  Proposed maximum aggregate value of transaction: N/A

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid: N/A
          2)   Form, Schedule or Registration Statement No.: N/A
          3)   Filing Party: N/A
          4)   Date Filed: N/A

Notes:

                        IMPORTANT SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
                                Fifth Third Funds


This document contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to Fifth Third Funds. The proxy card may be completed by checking the appropriate box voting for or against the specific proposal relating to the Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us or vote by telephone or internet. Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

--------------------------------------------------------------------------------

                                FIFTH THIRD FUNDS

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 14, 2001

Notice is hereby given that a Special Meeting (the "Meeting") of holders of units of beneficial interest ("Shareholders") of Fifth Third Funds (the "Fund") will be held at 9:00 a.m. (Eastern Time) on June 14, 2001 at the Fund's administrative offices, 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:


------------------------------------------------------------------------------
                   Vote                                 Funds Voting
------------------------------------------------------------------------------
1. To  elect  four  Trustees  to the  Board
(three of whom are  current Trustees and        All Funds
one of whom is a nominee) to serve until
their successors are elected and qualified;
------------------------------------------------------------------------------

------------------------------------------------------------------------------
2. To approve an increase in the fee charged    Fifth Third Quality Bond Fund
by the Investment Advisor for the Fifth         Shareholders
Third Quality Bond Fund;
------------------------------------------------------------------------------

------------------------------------------------------------------------------
3. To ratify the selection of Arthur Andersen   All Funds
LLP as the Fund's auditors for the fiscal
year ending July 31, 2001.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
4. To transact such other business as may       All Funds
properly come before the Meeting or any
adjournment thereof.
----------------------------------------------------------------------------


The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Meeting in person.

Shareholders of record at the close of business on May 18, 2001 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                                 By Order of the Trustees,

                                                 /s/ Rodney L. Ruehle
                                                 --------------------
                                                 Secretary
                                                 Fifth Third Funds

May 25, 2001

SHAREHOLDERS ARE REQUESTED TO PROMPTLY EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD (OR VOTE BY TELEPHONE OR INTERNET) WHICH IS BEING SOLICITED BY THE FUND'S BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE

EXERCISED BY SUBMITTING TO THE FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

To Fifth Third Funds Shareholders:

The purpose of this proxy is to announce that a Meeting of Shareholders of the Fund has been scheduled for June 14, 2001. The purpose of this Meeting is to submit to the Shareholders a vote to elect four Trustees to the Board, to approve an increase in the investment advisory fee for the Fifth Third Quality Bond Fund, to ratify the selection of Arthur Andersen LLP as the Fund's independent auditor, and to transact such other business as may properly come before the Meeting or any adjournment thereof.

While you are, of course, welcome to join us at the Meeting, most Shareholders cast their votes by filling out and signing the enclosed proxy card (or vote by telephone or the Internet). In order to conduct the Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted (or vote by telephone or the Internet).

We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call the Fund directly at 1-888-799-5353.

Your vote is very important to us. As always, we thank you for your confidence and support.

                                            Sincerely,

                                            /s/ Jeffrey C. Cusick
                                            ---------------------
                                            Jeffrey C. Cusick
                                            Vice President
                                            Fifth Third Funds

              PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                           YOUR VOTE IS VERY IMPORTANT

                               FIFTH THIRD FUNDS



Q.   WHY IS THE BOARD OF TRUSTEES PROPOSING TO ELECT FOUR TRUSTEES?

A. Under the Investment Company Act of 1940 (the "1940 Act"), the Fund's Board of Trustees (the "Board") may fill vacancies on the Board of Trustees or appoint new Trustees only if, immediately thereafter, at least two-thirds of the Trustees will have been elected by shareholders. Currently, one of the Fund's three Trustees has not been elected by shareholders. This means that no further Trustees may be brought on to the Board through appointment. The Trustees have determined that the size of the Board should be expanded to four members in light of a number of considerations, including the proposed consolidation of Maxus Funds and Kent Funds into the Fifth Third Funds. If all Trustees standing for election are approved by shareholders, 75% of the Board will consist of Trustees who are not "interested" under the 1940 Act. This is a percentage that meets or exceeds all applicable legal and industry standards.

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO RAISE THE INVESTMENT ADVISOR FEE FOR THE FIFTH THIRD QUALITY BOND FUND ?

A. On October 26, 2001, it is anticipated that Fifth Third Funds will consolidate with the Kent Funds. Due to this consolidation, the Fifth Third Quality Bond Fund will receive assets of the Kent Income Fund. The Kent Income Fund is over three times larger than the Fifth Third Quality Bond Fund and has, in the past, produced a higher level of total return for its shareholders than has the Fifth Third Quality Bond Fund. The management of the Kent Income Fund will assume responsibility for management of the Fifth Third Quality Bond Fund upon the planned consolidation. For this management, the Kent Income Fund is compensating its advisor at a rate of .60% of average daily net assets, as opposed to the .55% of average daily net assets fee in force in the Fifth Third Quality Bond Fund. The Trustees of the Fund believe that conforming the advisory fee of the Fifth Third Quality Bond Fund to the Kent Income Fund is fair and reasonable given these facts.


Q.   WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of May 18, 2001. In the event that not enough shareholders return the enclosed proxy ballot card to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.   HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of the Fund, including the independent members, recommends that you vote "FOR" electing the four nominees, "FOR" the increase in the investment advisory fee for the Fifth Third Quality Bond Fund, and "FOR" the ratification of the selection of Arthur Andersen LLP as the Fund's independent auditor. The Board also wishes to urge you to vote and return all the proxy ballot cards you receive.

Q.   WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact the Fund directly at 1-888-799-5353.

               THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED
                  BY DISCLOSURES CONTAINED IN THE ACCOMPANYING
                                 PROXY STATEMENT

                               FIFTH THIRD FUNDS
                               3435 Stelzer Road
                             Columbus, Ohio 43219

                            ------------------------

                        A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 14, 2001

                              ---------------------

                                 PROXY STATEMENT

A copy of the Fund's Annual Report dated July 31, 2000, and Semi-Annual Report dated January 31, 2001, is available upon request and may be obtained without cost by calling 1-888-799-5353.

The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of Fifth Third Funds. The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Fund at the above address or by appearing personally and electing to vote on June 14, 2001 at the Meeting of Shareholders of the Fund at 9:00 a.m. (Eastern Time) at 3435 Stelzer Road, Columbus, Ohio 43219. The cost of preparing and mailing the Notice of Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by the Fund. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Fund. In the event that the Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those Shares in favor of such proposal(s).

Only Shareholders of record at the close of business on May 18, 2001 will be entitled to vote at the Meeting. On May 18, 2001, the Trust had outstanding the following number of Shares, each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote on each matter to be acted upon at the Meeting:

Government Money Market Fund
Institutional:
Investment A:

Prime Money Market Fund
Institutional:
Investment A:
Investment B:

Tax Exempt Money Market Fund
Institutional:
Investment A:

U.S. Treasury Money Market Fund
Institutional:

Quality Growth Fund
Institutional:
Investment A:
Investment B:
Investment C:

Equity Income Fund
Institutional:
Investment A:
Investment B:
Investment C:

Pinnacle Fund
Institutional:
Investment A:
Investment B:
Investment C:

Balanced Fund
Institutional:
Investment A:
Investment B:
Investment C:

Mid Cap Fund
Institutional:
Investment A:
Investment B:
Investment C:

International Equity Fund
Institutional:
Investment A:
Investment B:
Investment C:

Technology Fund
Institutional:
Investment A:
Investment B:
Investment C:

Bond Fund For Income
Institutional:
Investment A:
Investment C:

Quality Bond Fund
Institutional:
Investment A:
Investment B:
Investment C:

U.S. Government Securities Fund
Institutional:
Investment A:
Investment C:

Municipal Bond Fund
Institutional:
Investment A:
Investment C:

Ohio Tax Free Bond Fund
Institutional:
Investment A:
Investment B:
Investment C:

Investment Advisor
------------------

Fifth Third Asset Management Inc. (the "Advisor"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Fund. The Advisor is a wholly owned subsidiary of Fifth Third Bank.

Administrator, Underwriter, and Distributor
-------------------------------------------

The Funds' principal administrator, principal underwriter, and distributor is BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219.

As of May 18, 2001, the Fund believes that Fifth Third Bank and its bank affiliates had investment authority with respect to __% of the Fund's Shares. As a consequence, Fifth Third Bank may be deemed to be a controlling person of the Fund under the 1940 Act.

As of May 18, 2001, to the knowledge of the Trust's management, the Officers and Trustees of the Trust owned less than 1% of the outstanding Shares of the Trust, and such Officers and Trustees, as a group, owned less than 1% of the outstanding Shares of the Trust.

The following table sets forth, as of May 18, 2001 (unless otherwise indicated), the beneficial ownership of each current Trustee, each nominee for Trustee, each of the executive officers, the executive officers and Trustees as a group, and each shareholder known to management of the

Fund to own beneficially more than 5% of the outstanding Shares of the Fund. Unless otherwise indicated, the Fund believes that the beneficial owner set forth in the table has sole voting and investment power.

                          Government Money Market Fund

------------------------------------------- ------------------------------------------------- ------------------------
Name and Address of Beneficial Owner                     Number of Shares Owned               Percent of Class
------------------------------------                     ----------------------               ----------------
------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

                             Prime Money Market Fund

------------------------------------------- ------------------------------------------------- ------------------------
Name and Address of Beneficial Owner                     Number of Shares Owned               Percent of Class
------------------------------------                     ----------------------               ----------------
------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

                          Tax Exempt Money Market Fund

------------------------------------------- ------------------------------------------------- ------------------------
Name and Address of Beneficial Owner                     Number of Shares Owned               Percent of Class
------------------------------------                     ----------------------               ----------------
------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

                               U.S. Treasury Fund

------------------------------------------- ------------------------------------------------- ------------------------
Name and Address of Beneficial Owner                     Number of Shares Owned               Percent of Class
------------------------------------                     ----------------------               ----------------
------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

                               Quality Growth Fund

------------------------------------------- ------------------------------------------------- ------------------------
Name and Address of Beneficial Owner                     Number of Shares Owned               Percent of Class
------------------------------------                     ----------------------               ----------------
------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

                               Equity Income Fund

------------------------------------------- ------------------------------------------------- ------------------------
Name and Address of Beneficial Owner                     Number of Shares Owned               Percent of Class
------------------------------------                     ----------------------               ----------------
------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

                                  Pinnacle Fund

------------------------------------------- ------------------------------------------------- ------------------------
Name and Address of Beneficial Owner                     Number of Shares Owned               Percent of Class
------------------------------------                     ----------------------               ----------------
------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

                                  Balanced Fund

------------------------------------------- ------------------------------------------------- ------------------------
Name and Address of Beneficial Owner                     Number of Shares Owned               Percent of Class
------------------------------------                     ----------------------               ----------------
------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

                                  Mid Cap Fund

------------------------------------------- ------------------------------------------------- ------------------------
Name and Address of Beneficial Owner                     Number of Shares Owned               Percent of Class
------------------------------------                     ----------------------               ----------------
------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------


------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

                            International Equity Fund

------------------------------------------- ------------------------------------------------- ------------------------
Name and Address of Beneficial Owner                     Number of Shares Owned               Percent of Class
------------------------------------                     ----------------------               ----------------
------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

                                 Technology Fund

------------------------------------------- ------------------------------------------------- ------------------------
Name and Address of Beneficial Owner                     Number of Shares Owned               Percent of Class
------------------------------------                     ----------------------               ----------------
------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

                             Bond Fund For Income

------------------------------------------- ------------------------------------------------- ------------------------
Name and Address of Beneficial Owner                     Number of Shares Owned               Percent of Class
------------------------------------                     ----------------------               ----------------
------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

                                Quality Bond Fund

------------------------------------------- ------------------------------------------------- ------------------------
Name and Address of Beneficial Owner                     Number of Shares Owned               Percent of Class
------------------------------------                     ----------------------               ----------------
------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

                         U.S. Government Securities Fund

------------------------------------------- ------------------------------------------------- ------------------------
Name and Address of Beneficial Owner                     Number of Shares Owned               Percent of Class
------------------------------------                     ----------------------               ----------------
------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

                                  Municipal Bond Fund

------------------------------------------- ------------------------------------------------- ------------------------
Name and Address of Beneficial Owner                     Number of Shares Owned               Percent of Class
------------------------------------                     ----------------------               ----------------
------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

                             Ohio Tax Free Bond Fund

------------------------------------------- ------------------------------------------------- ------------------------
Name and Address of Beneficial Owner                     Number of Shares Owned               Percent of Class
------------------------------------                     ----------------------               ----------------
------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

------------------------------------------- ------------------------------------------------- ------------------------

For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

The Fund's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

                                  INTRODUCTION

This Meeting is being called for the following purposes: (1) to elect four Trustees to the Fund's Board of Trustees, (2) to approve an increase in the fee paid to the investment advisor for the Fifth Third Quality Bond Fund, (3) to ratify the selection of Arthur Andersen LLP as the Fund's auditors for the fiscal year ending July 31, 2001 and (4) to transact such other business as may properly come before the Meeting or any adjournment thereof.

Approval of each of Proposals 1, 3, and 4 requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

Approval of Proposal 2 requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Fifth Third Quality Bond Fund present at the Meeting, if the holders of more than 50% of the outstanding Shares of the Fifth Third Quality Bond Fund are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fifth Third Quality Bond Fund.


                     PROPOSAL (1)--ELECTION OF FOUR TRUSTEES
                         TO THE FUND'S BOARD OF TRUSTEES

Proposal 1 relates to the election of Trustees of the Fund. The Board proposes the election of the four nominees named in the table below. Each nominee, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940 ("1940 Act") ("Independent Trustees"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the four nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as the Board may recommend.

Trustee Information
-------------------

This table shows the dollar range of shares of each equity fund of the Fifth Third Funds beneficially owned by each nominee as of May 18, 2001. In cases where the amount owned in any class of a fund is more than 1% of the fund's or class' assets, as applicable, the percentage owned is also noted.

---------------------------------------- -------------------------------------- --------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                         Dollar range of Equity                 Securities in All Funds Overseen or
Trustees Nominee                         Securities in the Fund                 to be Overseen by Trustee or Nominee
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Albert Harris
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Edward Burke Carey
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
J. Joseph Hale, Jr.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
David J. Durham
---------------------------------------- -------------------------------------- --------------------------------------

                                         Position(s) Held                        Principal Occupation During the
Name and Address                         With the Fifth Third Funds                        Past 5 Years
----------------                         --------------------------                        ------------
Albert Harris                            Chairman                              Chairman of the Board EDB Holdings,
5905 Graves Road                                                               Inc. (retired July, 1993).
Cincinnati, OH 45243.

Edward Burke Carey*                      Trustee                               President of Carey Leggett Realty
394 East Town Street                                                           Advisors since 1990.
Columbus, OH 43215

J. Joseph Hale, Jr.                      Trustee                               President of The Cincinnati Gas &
8160 Indian Hill Rd.                                                           Electric Co., The Union Light Heat
Cincinnati, Ohio  45243                                                        & Power Co. since June 2000, Vice
                                                                               President of the Corporate
                                                                               Communications Cinergy Corp since
                                                                               August 1996., and President of
                                                                               Cinergy Foundation, Inc. since
                                                                               January 1992.
David J. Durham++                        First-time Nominee                    President and Chief Executive
3212 Church Street                                                             Officer of Clipper Products, Inc. a
Cincinnati, Ohio  45244                                                        wholesale distributor, 1997-
                                                                               present.  Independent Contractor,
                                                                               1995-1997.

* Indicates an "interested person" of the Fund as defined in the 1940 Act. ++Mr. Durham formerly owned, through an investment club, a 1/7 share of 451 shares of Fifth Third Bank, the Parent of the Fund's investment advisor, Fifth Third Asset Management Inc. Mr. Durham disposed of these shares on April 24, 2001.

     The Trustees meet at least four times a year. During the fiscal year ended July 31, 2000, the Trustees held 4 regular meetings and 1 special meeting. Each Trustee attended at least 75% of the total number of meetings of the Board. The Trustees receive fees and expenses for each meeting of the Board of Trustees attended. The Compensation Table below sets forth the total compensation to the Trustees from the Fund for the fiscal year ended July 31, 2000.


----------------------------- ------------------ ----------------------- ---------------------- ----------------------
Name of Person,               Aggregate          Pension or Retirement   Estimated Annual       Total Compensation
Funds Position                Compensation       Benefits Upon           Benefits Upon          from the Fifth Third
                              from the Fifth     Retirement              Retirement             Funds Paid to
                              Third Funds                                                       Trustees
----------------------------- ------------------ ----------------------- ---------------------- ----------------------
----------------------------- ------------------ ----------------------- ---------------------- ----------------------
Albert E. Harris              $9,800             None                    None                   $9,800
----------------------------- ------------------ ----------------------- ---------------------- ----------------------
----------------------------- ------------------ ----------------------- ---------------------- ----------------------
Edward Burke Carey*           $7,800             None                    None                   $7,800
----------------------------- ------------------ ----------------------- ---------------------- ----------------------
----------------------------- ------------------ ----------------------- ---------------------- ----------------------
Lee Carter+                   $7,800             None                    None                   $7,800
----------------------------- ------------------ ----------------------- ---------------------- ----------------------

* Indicates an "interested person" of the Fund as defined in the 1940 Act. + Lee Carter has resigned from the Fund's Board of Trustees.

Committees of the Board of Trustees
-----------------------------------

The Trust has an Audit Committee created in December 2000 and is currently comprised of all Trustees who are not "interested person" of the Trust (the "Independent Trustees"). The Audit Committee will review financial statements and other audit-related matters for the Trust on an annual basis (and, as necessary, more frequently).

The Trust also has a Nominations Committee comprised of the Independent Trustees, which meets as often as deemed appropriate by the Nominations Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. The Nominations Committee did not meet during the Trust's most recent full fiscal year. The Nominations Committee met in the current year and, following personal interviews and the completion of a review process, selected and recommended the election of the first-time nominee identified above. The Nominations Committee will consider nominees recommended by Shareholders. Such recommendations should be sent to the Nominations Committee at 3435 Stelzer Road, Columbus, Ohio 43219.

The Trust does not have a standing compensation committee or any committee performing similar functions.

Officers
--------

         The officers of the Fund, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 38 Fountain Square Plaza, Cincinnati, Ohio 45263):

                                     Position(s) Held               Principal Occupation
      Name and Address               With the Fifth Third Funds     During the Past 5 Years
      ----------------               ----------------------------   -----------------------
      Jeffrey Cusick                 Vice President                 Employee of BISYS Fund Services, Inc. from
      Birthdate: May 19, 1959                                       September 1993 to July 1995, Assistant Vice
                                                                    President, Federated Administrative
                                                                    Services.

      Rodney L. Ruehle               Secretary                      Director, Administrative Services of BISYS
      Birthdate: April 26, 1968                                     Fund Services Limited Partnership from
                                                                    August 1995 to present.

      Gary R. Tenkman                Treasurer                      From April 1998 to present, Director,
      Birthdate:  September 16,                                     Financial Services, BISYS Fund Services
      1970                                                          Limited Partnership from 1990 to March
                                                                    1998, Audit Manager, Ernst & Young LLP.

      Karen L. Blair                 Assistant Secretary and        Director, Client Services of BISYS Fund
      Birthdate:  February 16,       Assistant Treasurer            Services Limited Partnership from 1997 to present.
      1966                                                          Park Nat'l Bank, Trust Officer 1988-1997

The officers of the Fund receive no compensation directly from the Fund for performing the duties of their offices. BISYS Fund Services LP receives fees from the Fund for acting as Administrator and

BISYS Fund Services Ohio, Inc. receives fees from the Fund for acting as Sub-Transfer Agent and for providing fund accounting services to the Fund.

Required Vote and Board of Trustees' Recommendation

          The Fund as a whole must approve Proposal 1. This means that approval of Proposal 1 requires the affirmative vote of: (a) 67% or more of the Shares of the Fund as a whole present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Fund as a whole, whichever is less.


      The Trustees unanimously recommend that Shareholders of the Fund vote to elect the four nominees to the Board of Trustees.


         PROPOSAL (2)--APPROVAL OF AN INCREASE IN THE INVESTMENT ADVISOR
                   FEE FOR THE FIFTH THIRD QUALITY BOND FUND

Proposal 2 relates to the approval or rejection of an increase in the investment advisor fee for the Fifth Third Quality Bond Fund. On October 26, 2001, it is anticipated that Fifth Third Funds will consolidate with the Kent Funds. Due to this consolidation, the Fifth Third Quality Bond Fund will receive assets of the Kent Income Fund. The Kent Income Fund is over three times larger than the Fifth Third Quality Bond Fund and has, in the past, produced a higher level of total return for its shareholders than has the Fifth Third Quality Bond Fund as demonstrated in the table below. The management of the Kent Income Fund will assume responsibility for management of the Fifth Third Quality Bond Fund upon the planned consolidation. For this management, the Kent Income Fund is compensating its advisor at a rate of .60% of average daily net, as opposed to the .55% of average daily net assets fee in force in the Fifth Third Quality Bond Fund. The Trustees of the Fund believe that conforming the advisory fee of the Fifth Third Quality Bond Fund to the Kent Income Fund is fair and reasonable given these facts.

         Kent/Fifth Third Performance Comparison as of February 28, 2001
                              Institutional Shares
-------------------------- ------------------------------------------- --------------------------------------------
                           Kent Income Bond Performance                Fifth Third Quality Bond Fund Performance
-------------------------- ------------------------------------------- --------------------------------------------
1 Year                     13.56%                                      11.37%
-------------------------- ------------------------------------------- --------------------------------------------
3 Year                     5.80%                                       5.52%
-------------------------- ------------------------------------------- --------------------------------------------
5 Year                     6.55%                                       5.92%
-------------------------- ------------------------------------------- --------------------------------------------
         Kent/Fifth Third Performance Comparison as of February 28, 2001
                            Investment/Class A Shares
-------------------------- ------------------------------------------- --------------------------------------------
                           Kent Income Bond Performance                Fifth Third Quality Bond Fund Performance
-------------------------- ------------------------------------------- --------------------------------------------
1 Year                     13.29%                                      11.37%
-------------------------- ------------------------------------------- --------------------------------------------
3 Year                     5.54%                                       5.52%
-------------------------- ------------------------------------------- --------------------------------------------
5 Year                     6.34%                                       5.92%
-------------------------- ------------------------------------------- --------------------------------------------

On April 30, 2001, Fifth Third Bank reorganized its investment advisory division into Fifth Third Asset Management Inc. (the "Advisor"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, a separate, wholly owned subsidiary of Fifth Third Bank. Pursuant to a unanimous vote of the Trustees of the Fund on April 5, 2001, Fifth Third Asset Management Inc. succeeded Fifth Third Bank as the investment adviser to the Fund as of April 30, 2001. Following the reorganization, the management and investment advisory personnel of Fifth Third Bank that provided investment management services to the Fund continued to do so as the personnel of Fifth Third Asset Management Inc. Additionally, Fifth Third Asset Management Inc. is wholly owned and otherwise fully controlled by Fifth Third Bank.

Since 1976, Fifth Third Asset Management Inc. and its predecessor have been organized as an investment management organization and actively engaged in providing discretionary investment management services to institutional and individual clients.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities.

The current Fee Table for the Fifth Third Quality Bond Fund:

                          Institutional               A                    B                     C
--------------------------------------------------------------------------------------------------------------
Maximum Sales
    Charge (Load)
    Imposed on
    Purchases                  None                 4.50%                 None                  None
--------------------------------------------------------------------------------------------------------------
 Maximum Sales
    Charge (Load)
    Imposed on
    Reinvested
    Dividends                  None                 None                  None                  None
 Maximum
    Deferred Sales
    Load/1/                    None                 None                 5.00%                 1.00%

    Annual Fund
    Operating
    Expenses (as a
    percentage of
    average
    net assets)

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 Management fees              0.55%                 0.55%                0.55%                 0.55%
--------------------------------------------------------------------------------------------------------------
 Distribution/Service
    (12b-1) fees               None                 0.25%                1.00%                 0.75%
--------------------------------------------------------------------------------------------------------------
 Other expenses               0.29%                 0.29%                0.29%2                0.53%
--------------------------------------------------------------------------------------------------------------
 Total Annual
    Fund
    Operating
    Expenses/3/               0.84%                 1.09%                1.84%                 1.83%
--------------------------------------------------------------------------------------------------------------

--------------
/1/ 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Investment B shares automatically convert to Investment A shares.

/2/  Other expenses are based on estimated amounts for the current fiscal year.

/3/ During the last fiscal year BISYS waived the following Distribution (12b-1) Fees and/or Administration Fees: for Institutional shares: 0.09%, for Investment A shares: 0.09%, and for Investment C shares: 0.33%. Therefore, Total Annual Fund Operating Expenses for shares after fee waivers were as follows: Institutional: 0.75% , for Investment A shares: 1.00%, and for Investment C shares: 1.50% for the Quality Bond Fund. These waivers may be discontinued at any time.

Fee Table with proposed Investment Advisory Fee increase:

                          Institutional               A                    B                     C
--------------------------------------------------------------------------------------------------------------
Maximum Sales
    Charge (Load)
    Imposed on
    Purchases                  None                 4.50%                 None                  None
--------------------------------------------------------------------------------------------------------------
 Maximum Sales
    Charge (Load)
    Imposed on
    Reinvested
    Dividends                  None                 None                  None                  None
 Maximum
    Deferred Sales
    Load/1/                    None                 None                 5.00%                 1.00%

    Annual Fund
    Operating
    Expenses (as a
    percentage of
    average
    net assets)

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 Management fees/2/           0.60%                 0.60%                0.60%                 0.60%
--------------------------------------------------------------------------------------------------------------
 Distribution/Service
    (12b-1) fees               None                 0.25%                1.00%                 0.75%
--------------------------------------------------------------------------------------------------------------
 Other expenses               0.29%                 0.29%                0.29%3                0.53%
--------------------------------------------------------------------------------------------------------------
 Total Annual
    Fund
    Operating
    Expenses/4/               0.89%                 1.14%                1.89%                 1.88%
--------------------------------------------------------------------------------------------------------------

/1/ 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Investment B shares automatically convert to Investment A shares.

/2/  Management fees are restated to reflect current fees.

/3/  Other expenses are based on estimated amounts for the current fiscal year.

/4/  BISYS has agreed to waive the following Distribution (12b-1)
     Fees and/or Administration Fees: for Institutional shares: 0.09%, for Investment A shares: 0.09%, and for Investment C shares: 0.33%. Therefore, Total Annual Fund Operating Expenses for shares after fee waivers were as follows: Institutional: 0.80% , for Investment A shares: 1.05%, and for Investment C shares: 1.55% for the Quality Bond Fund. These waivers may be discontinued at any time.

Expense Examples

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Because these examples are hypothetical and for comparison only, your actual costs may be different.

Current Expense Example:

                                                                        1         3          5         10
Fifth Third Quality Bond Fund                                          Year     Years      Years      Years
---------------------------------------------------------------------------------------------------------------
                                        Institutional Shares          $ 86      $268      $  466     $1,037
---------------------------------------------------------------------------------------------------------------
                                        Investment A Shares           $556      $781      $1,024     $1,719
---------------------------------------------------------------------------------------------------------------
                                        Investment B Shares
                                        Assuming Redemption           $687      $879      $1,195     $1,962
                                        Assuming no Redemption        $187      $579      $  995     $1,962
---------------------------------------------------------------------------------------------------------------
                                        Investment C Shares
                                        Assuming Redemption           $286      $576      $ 990      $2,148
                                        Assuming no Redemption        $186      $576      $ 990      $2,148
---------------------------------------------------------------------------------------------------------------
Expense Example with Proposed Change:

                                                                        1         3          5         10
Fifth Third Quality Bond Fund                                          Year     Years      Years      Years
---------------------------------------------------------------------------------------------------------------
                                        Institutional Shares          $ 91       $284     $  493     $1,096
---------------------------------------------------------------------------------------------------------------
                                        Investment A Shares           $561       $796     $1,049     $1,774
---------------------------------------------------------------------------------------------------------------
                                        Investment B Shares
                                        Assuming Redemption           $692       $894     $1,221     $2,016
                                        Assuming no Redemption        $192       $594     $1,021     $2,016
---------------------------------------------------------------------------------------------------------------
                                        Investment C Shares
                                        Assuming Redemption           $291       $591     $1,016     $2,201
                                        Assuming no Redemption        $191       $591     $1,016     $2,201
---------------------------------------------------------------------------------------------------------------

The chart below shows the actual amount the investment advisory fee paid during the last fiscal year which ended July 31, 2000 and the dollar amounts that would have been paid had the proposed investment advisory fee structure been in effect (amounts in thousands).

--------------------------------------------------------- -------------------------------------------------------
                      Current Fee                                              Proposed Fee
--------------------------------------------------------- -------------------------------------------------------
                          $929                                                    $1,013
--------------------------------------------------------- -------------------------------------------------------

The proposed fee would have resulted in a 9.09% increase in advisory fees paid by Shareholders of the Fifth Third Quality Bond Fund.

An approval of this increase will result in an amendment to Schedule A of the Investment Advisory Contract. All other investment advisory fees will remain the same.

Required Vote and Board of Trustees' Recommendation

The Shareholders of Fifth Third Quality Bond Fund must approve Proposal 2. This means that approval of Proposal 2 requires the affirmative vote of: (a) 67% or more of the Shares of the Fifth Third Quality Bond Fund as a whole present at the Meeting, if the holders of more than 50% of the outstanding Shares of the Fifth Third Quality Bond Fund are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Fifth Third Quality Bond Fund as a whole, whichever is less.


The Trustees unanimously recommend that Shareholders of the Fund vote to approved the increase in the investment advisory fee for the Fifth Third Quality Bond Fund.


               PROPOSAL (3)--RATIFICATION OF SELECTION OF AUDITORS

Proposal 3 relates to the ratification or rejection of the Fund's independent auditors. The Board selected the firm of Arthur Andersen LLP, 720 E. Pete Rose Way, Suite 400, Cincinnati, Ohio 45202, as auditors of the Fund for the current fiscal year. Arthur Andersen LLP has examined and reported on the fiscal year-end financial statements, dated July 31, 2000, and certain related U.S. Securities and Exchange Commission filings. You are being asked to ratify the Board's selection of Arthur Andersen LLP for the current fiscal year. Services to be performed by the auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the U.S. Securities and Exchange Commission. The Board has determined that the services provided by the Arthur Andersen LLP for the Fund will not compromise the auditor's independence.

Information for the period before July 31, 2000 was audited by Ernst & Young LLP. In March 2000, Ernst & Young LLP resigned as the Fund's auditor. Arthur Andersen was selected as the Fund's independent auditor. The Fund's selection of Arthur Andersen as its independent auditor was approved by the Fund's Board of Trustees.

The reports on the financial statements audited by Ernst & Young for the years ended July 31, 1999 and prior for the Fund did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope of accounting principles. There were no disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

Representatives of Arthur Andersen LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees
The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the Trust's annual financial statements for fiscal year ended July 31, 2000 amounted to $126,200.

Financial Information System Design and Implementation Fees
The aggregate fees billed by Arthur Andersen LLP for professional services for directly or indirectly operating, or supervising the operation of information systems or local area networks for the Trust, the Adviser, and any entity controlling, controlled by or under common control with the Adviser and for designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the audit statements of the Trust, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser for fiscal year ended July 31, 2000 amounted to $0.

All Other Fees*
The aggregate fees billed by Arthur Andersen LLP for professional services not captured above under the heading "Audit Fees" or "Financial Information System Design and Implementation Fees" for the Trust, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser for the fiscal year ended July 31, 2000 amounted to $757,500.

*Arthur Andersen also did work for Old Kent Bank which merged into the parent of the Advisor subsequent to the last fiscal year.

Required Vote and Board of Trustees' Recommendation

The Fund as a whole must approve Proposal 3. This means that approval of Proposal 3 requires the affirmative vote of: (a) 67% or more of the Shares of the Fund as a whole present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Fund as a whole, whichever is less.


The Trustees unanimously recommend that Shareholders of the Fund vote to ratify the selection of Arthur Andersen LLP as the Fund's independent auditor for the fiscal year July 31, 2001.

    PROPOSAL (4)--Other Matters and Discretion of Persons Named in the Proxy

While the Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of a Special Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at said Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies, or their substitutes, present and acting at the Meeting.

If at the time any session of the Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present, but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Shareholder proposals to be presented at any future meeting of Shareholders of the Fund must be received by the Fund a reasonable time before the Fund's solicitation of proxies for that meeting in order for such proposals to be considered for inclusions in the proxy materials relating to that meeting.

If you do not expect to attend the Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary. Shareholders may also vote by telephone or the Internet.

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY:

     MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES). SHAREHOLDER MAY ALSO VOTE BY TELEPHONE OR THE INTERNET.

IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING.

                                FIFTH THIRD FUNDS

                         PROXY FOR A SPECIAL MEETING OF
                          SHAREHOLDERS ON JUNE 14, 2001

This proxy is solicited by the Board of Trustees of Fifth Third Funds for use at a Meeting of Shareholders to be held on June 14, 2001 at 9:00 a.m. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints Jeffrey C. Cusick and Rodney L. Ruehle, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Meeting, upon the following matters and upon any other matter which may come before the Meeting in their discretion:

PROPOSAL (1)       Election of Trustees.

FOR all four nominees    WITHHOLD           Nominees:
listed (except as        AUTHORITY            Albert E. Harris
marked to the right)     to vote for all      Edward Burke Carey
                         nominees listed      J. Joseph Hale, Jr.
[        ]               [       ]            David J. Durham

                                              To withhold authority to vote for
                                              any individual nominee, write that
                                              nominee's name on the line below.

                                              ----------------------------------

PROPOSAL (3) Approval of the selection of Arthur Andersen LLP as the Fund's independent auditor.

   FOR                              AGAINST                   ABSTAIN
[        ]                         [       ]                 [        ]



PROPOSAL (4) Transaction of such other business as may properly come before the Meeting.

   FOR                              AGAINST                   ABSTAIN
[        ]                         [       ]                 [        ]

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposals.

                  The undersigned hereby acknowledges receipt of the Notice of a Special Meeting dated April 8, 2001 and the Proxy Statement attached hereto:

                  ----------------------------------------------------------
                  Signature(s) of Shareholder(s)

                  ----------------------------------------------------------
                  Signature(s) of Shareholder(s)

                  Date:                                                , 2001
                        -----------------------------------------------


                  IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, Director or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                       OR
Vote On-Line
1.  Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2.  Go to the Web Site www.proxyvote.com.
3.  Enter the 12-digit Control Number found on your Proxy Card.
4.  Cast your vote using the easy-to-follow instructions.

Vote By Toll-Free Phone Call
1.  Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2.  Call the toll-free number: 1-800-690-6903.
3.  Enter the 12-digit Control Number found on your Proxy Card.
4.  Cast your vote using the easy-to-follow instructions.

               *DO NOT MAIL THE PROXY CARD IF VOTING BY INTERNET OR TELEPHONE.

                          FIFTH THIRD QUALITY BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                          SHAREHOLDERS ON JUNE 14, 2001

This proxy is solicited by the Board of Trustees of Fifth Third Funds for use at a Meeting of Shareholders of the Fifth Third Quality Bond Fund to be held on June 14, 2001 at 9:00 a.m. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints Jeffrey C. Cusick and Rodney L. Ruehle, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Meeting, upon the following matters and upon any other matter which may come before the Meeting in their discretion:

PROPOSAL (1)       Election of Trustees.

FOR all four nominees   WITHHOLD            Nominees:
listed (except as       AUTHORITY             Albert E. Harris
marked to the right)    to vote for all       Edward Burke Carey
                        nominees listed       J. Joseph Hale, Jr.
[        ]              [       ]             David J. Durham

                                              To withhold authority to vote for
                                              any individual nominee, write that
                                              nominee's name on the line below.

                                              ----------------------------------

PROPOSAL (2)     Approval of an increase in the Investment Advisory Fee for the
                 Fifth Third Quality Bond Fund.

    FOR                             AGAINST                   ABSTAIN
[        ]                         [       ]                [        ]

PROPOSAL (3) Approval of the selection of Arthur Andersen LLP as the Fund's independent auditor.

   FOR                              AGAINST                   ABSTAIN
[        ]                         [       ]                [        ]



PROPOSAL (4) Transaction of such other business as may properly come before the Meeting.

   FOR                              AGAINST                   ABSTAIN
[        ]                         [       ]                [        ]

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposals.

                  The undersigned hereby acknowledges receipt of the Notice of a Special Meeting dated April 8, 2001 and the Proxy Statement attached hereto:

                  ----------------------------------------------
                  Signature(s) of Shareholder(s)

                  ----------------------------------------------
                  Signature(s) of Shareholder(s)

                  Date:                                                , 2001
                        -----------------------------------------------


                  IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, Director or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                       OR
Vote On-Line
1.  Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2.  Go to the Web Site www.proxyvote.com.
3.  Enter the 12-digit Control Number found on your Proxy Card.
4.  Cast your vote using the easy-to-follow instructions.

Vote By Toll-Free Phone Call
1.  Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2.  Call the toll-free number: 1-800-690-6903.
3.  Enter the 12-digit Control Number found on your Proxy Card.
4.  Cast your vote using the easy-to-follow instructions.

         *DO NOT MAIL THE PROXY CARD IF VOTING BY INTERNET OR TELEPHONE.